HealthcareRecoveries

Analyst Presentation

April 2001

Safe Harbor Statement

This presentation contains written and oral statements that constitute "Forward-looking Statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation include the intent, belief or current expectations of the Company and members of its management team, current operating trends and the Company's future financial performance and operating results, as well as the assumptions on which such statements are based. Prospective investors are cautioned that the forward-looking statements contained in this presentation are not guarantees of future performance and involve risks and uncertainties, and that the actual results may differ materially from those contemplated by such forward-looking statements. Important factors that could cause actual results to differ materially from those contemplated in this presentation include, but are not limited to, the Company's lack of operating history in the property and casualty market, the ability of the Company to replicate the recoveries and gross margins achieved in the healthcare subrogation market in the property and casualty market, the ability of the Company to successfully implement its sales and marketing strategy, product development strategy, operating strategy and acquisition strategy, the Company's ability to manage growth, changes in laws and government regulations applicable to the Company, changes in historical relationships among such key operating indicators as lives sold, lives installed, backlog and throughput and in the predictive value of these indicators with respect to certain aspects of the Company's financial results and all the risks inherent in the development and implementation of a new product or service. Additional factors that could cause actual results to differ materially from those contemplated in this presentation can be found in the Company's Safe Harbor Compliance Statement included as Exhibit 99.1 to its Annual Report on Form 10-K for the year ended December 31, 2000.

HCRI: An Undervalued Opportunity

- Leader in healthcare subrogation
- New market opportunities
- Product development initiatives
- Acquisition strategy

HealthcareRecoveries

Defining the Market

Total HCRI Subro Recoveries


210
180
150
120
90
60
30
0
$ millions
CAGR
52%
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000

New Initiatives, Broader Markets

Total Recoveries Markets

Recoveries
$17.5 billion


Overpayments:
$3.2 bn
P&C: $11.1 bn
HBA:
$2.0 bn
Healthcare:
$1.2 bn

Revenues
$5.0 billion


Overpayments:
$800 m
P&C: $3.3 bn
HBA:
$600 m
Healthcare:
$363 m

NOTE: Above figures are estimates derived from industry data and other source material

TransPaC Solutions

- Entrée into P&C Subrogation
  - Large, untapped market

- HCRI expertise is transferable:
  - Knowledge workers
  - Business processes
  - Technology

Potential Value of Auto P&C Client

Untapped Market Potential

Median Recoveries
11.2% of Net Prems Earned

Top 5% of Recoveries
23% of Net Prems Earned


NPE: $48.2 bn
TransPaC
NPE: $48.2 bn

Recoveries $5.4 bn

Recoveries: $11.1 bn

NOTE: Above figures are estimates derived from industry data and other source material

HealthcareRecoveries

Potential Subro Revenues

Δ Recoveries X Average Fee

Incremental:

$5.7 billion X 30% = **$1.7 billion**

Total:

$11.1 billion X 25% = **$2.8 billion**

NOTE: Above figures are estimates derived from industry data and other source material

Marketing Strategy

- Auto insurance
  - 66% of total P&C subro claims
- Targeting small, regional insurers
- Two clients installed
  - NPE: $60 million
  - Revs (steady state): $1.2 to $2.7 million / year

NOTE: Above figures are estimates derived from industry data and other source material

The Value Proposition

Why: Excess P&C capacity = profit pressures
P&C insurers embracing technology

TransPaC: An innovative solution

- Identify more subro files
- Improve recoveries 200% - 300% (est.)
- Little to no competition

TransPaC Revenue Forecast



9
8
7
6
5
4
3
2
1
0
$1.5m
$1m
$5m
$3m
$9m
$7m
2001
2002
2003
Maximum
Minimum

NOTE: See the Safe Harbor Statement and the 8-K filed April 9, 2001.

Expanding our Reach …

Troveris

… to *All* Healthcare and P&C Insurers

The Technology Advantage

- ASP business model
- Web-enabled subro software
- Replaces HCRI legacy system

Penetrating All Subro Markets

Healthcare: 40 - 50% of insurers do not outsource

- Regional mutual companies; BC/BS
- Traditional "indemnity" insurers

P&C: > 90% of insurers do not outsource … yet

- Mutual insurers
- Larger, national insurers

NOTE: Above figures are estimates derived from industry data and other source material

Letting The Customer Decide

- Dynamic product, Unique customer solutions
  - Unbundled, Web-enabled delivery of service
  - Activity-based pricing
- No front-end investment
  - Incremental costs funded by more recoveries

HCRI: Current Subro Services


Legal Services Management
Technical Training
Overflow Services
Recovery Services
Accident Investigations
Document Production
Reports & Analysis

HealthcareRecoveries

Unbundling: Hitting a Home Run



Legal Services Management
Technical Training
Overflow Services
Recovery Services
Accident Investigations
Document Production
Reports & Analysis

Three Distinct Versions

	Launch 2001
• Version 1.0 - Healthcare	Q2
• Version 2.0 - P&C	Q3
• Version 3.0 - Internal Healthcare	Q4

Investing In Our Future

- Replaces legacy system
- Planned transition: Q4 2001 → Q2 2002
- Annualized pre-tax savings: $600,000

HCRI's Competitive Advantage

- Industry leader in subrogation
- Innovator in deploying new technology
- First mover advantage ... Again

Maximizing Growth

- Addresses needs of <u>all</u> subro markets
- Creates multiple revenue streams
  - Software fees
  - Unbundled services
- Reduces internal IT expenses

Covering the Subrogation Spectrum

	HCRI	TransPaC	Troveris
Health Outsource (Full)	✔		
Health Insource			✔
Health Unbundled			✔
P&C Outsource (Full)		✔	
P&C Insource			✔
P&C Unbundled			✔

Replicating Health Subro Success

What if?

- Healthcare subro recoveries / year = $1.2 billion
- P&C auto subro recoveries / year = $5.4 billion

AND

- HCRI penetrates P&C at the same rate as health

?

Replicating Health Subro Success



$1,000
$800
$600
$400
$200
$0
millions
Year 1
Year 2
Year 3
Year 4
Year 5
Year 6
Year 7
Year 8
Year 9
Year 10
Year 11
Health Recoveries, Actual 1990-2000
Potential P&C Recoveries, 2001-

NOTE: See the Safe Harbor Statement and the 8-K filed April 9, 2001.

HealthcareRecoveries

Acquisition Strategy: More Growth

- Private sector cost containment
  - Out-of-network claims
  - Provider bill-auditing services
- New healthcare markets
  - State Medicaid agencies
  - Federal Medicare program

1st Quarter Comparisons

($, millions)	3/31/01	3/31/00
Revenues	$16.2 – $16.5	$16.6
Net Income	$1.2 – $1.4	$1.1
EPS	$0.12 – $0.14	$0.10

NOTE: See the Safe Harbor Statement and the 8-K filed April 9, 2001.

HealthcareRecoveries

2001 Full Year Guidance

	12/31/01*
Revenues	Δ 5% to 6%
Net Income	Δ 7% to 10%
EPS	Δ10% to 12%

* Versus previous, comparable period

NOTE: See the Safe Harbor Statement and the 8-K filed April 9, 2001.

Subro Throughput

Recoveries / Average Backlog



6.50%
6.00%
5.50%
5.00%
4.50%
4.00%
Q2 98
Q3 98
Q4 98
Q1 99
Q2 99
Q3 99
Q4 99
Q1 00
Q2 00
Q3 00
Q4 00
Q1 01

HealthcareRecoveries

Examiner Attrition

Annualized Turnover Rates



60%
50%
40%
30%
20%
10%
0%
Q1 99
Q2 99
Q3 99
Q4 99
Q1 00
Q2 00
Q3 00
Q4 00
Q1 01

Base Business Sales 2001

- **Across all healthcare products**
  - New lives sold: 12.1 million
  - Attrition: 3.0 million
  - 16% growth

- **Greatest growth potential comes from HBA & Overpayments**

HCRI: An Undervalued Opportunity

- Expanding market opportunities
  - Leveraging past expertise
  - Proprietary technology
- Strategic acquisition candidates
- Continue growth in base business